Long-term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-term Debt
9.	Long-term Debt

During 2016, the Company entered into agreements with all of its lenders for the full and final satisfaction of all amounts outstanding under the loan agreements in exchange for the net sale proceeds of the mortgaged vessels. A gain from debt extinguishment of $24,716,766 or approximately $16.91 per common share, was recognized and is separately reflected in the consolidated statements of comprehensive income / (loss).

The weighted average interest rates for the years ended December 31, 2014, 2015 and 2016 were 3.50%, 3.55% and 3.39%, respectively.

On April 7, 2016, the Company entered into a securities purchase agreement with an unrelated third party, pursuant to which it authorized and issued a convertible note in the original principal amount of $250,000, which was convertible into common shares at the option of the holder at a conversion price equal to 65% of the lowest volume weighted average price of the common shares during the 21 trading days prior to the conversion date. The note bore interest at the rate of 8% per annum. The original principal amount along with accrued interest was converted in full into 1,171,769 shares of common stock.

On August 5, 2016, the Company entered into a securities purchase agreement with an unrelated third party, pursuant to which it authorized and issued a convertible note in the original principal amount of $250,000, which was convertible into common shares at the same terms discussed above. The original principal amount along with accrued interest was converted in full into 870,758 shares of common stock.